AXP(SM)
                                                                International
                                                                         Fund
                                                       2000 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) compass



AXP International Fund seeks to provide shareholders with long-term capital growth.

                                                                      AMERICAN
                                                                        EXPRESS
                                                                     (R)

A World of Opportunity
There's a new  recognition  among investors that the stock market extends beyond
Wall Street. Opportunity abounds in other markets, from Tokyo, London and Frankfurt to Singapore, Mexico and Hong Kong. Ignoring these opportunities may mean missing out on tremendous world economic growth in the years ahead. AXPInternational Fund focuses on finding the markets that offer the greatest current potential to investors. With about two-thirds of the world's stock market value currently based outside of the United States, American investors now have an even greater opportunity to diversify their portfolios beyond our boundaries.

CONTENTS
From the Chairman                        3
From the Portfolio Managers              3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Invetments in Securities                19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(picture of) Peter Lamaison
Peter Lamaison
Portfolio Manager

(picture of) Ian King
Ian King
Portfolio Manager

From the Portfolio Managers
It was a volatile six months in worldwide equity markets, but in the end, a largely productive one. For AXP International Fund's Class A shares, the result was a total return of 11.66% (excluding the sales charge) for the first half of the fiscal year -- November 1999 through April 2000.

The first two months could hardly have been better, as stock markets in Europe and Japan fed off a powerful rally in U.S. stocks. Particularly strong were stocks in the technology and telecommunications sectors, which were driven by increasing Arne H. Carlson Chairman of the boardPeter Lamaison Portfolio managerSEMIANNUAL REPORT -- 2000excitement about the potential of the Internet. Led by strong gains in stocks such as Ericsson (Sweden), Nokia (Finland) and NTT Docomo (Japan), the Fund was up by more than 20% through December.

But the new year ushered in a new investment environment, one centered on concerns about potentially higher inflation and central banks' willingness to raise interest rates to head off that possibility. As a result, markets in Europe and Japan struggled for much of the January through March quarter.

SPRING SELL-OFF
The real damage came in April, though, when a steep sell-off in technology-related stocks roiled markets worldwide, forcing the Fund to give up a good portion of its gains. Still, the Fund held up relatively well during that time, thanks to its emphasis on large-capitalization, blue-chip stocks, which fared better than many high-flying stocks representing small, untested companies.

Currency fluctuations also played a role in performance during the six months, as overall declines in the euro and, to a lesser degree, the yen reduced returns to Fund investors. As is usually the case, we chose not to hedge those currencies.

Looking at sectors, we maintained the greatest exposure (up to 50% of assets) to stocks of technology, telecommunications and media companies with strong earnings growth. We also kept a healthy exposure to pharmaceuticals, which we increased during the winter. On the other hand, we had relatively small investments in cyclical and financial services issues.

Japan was the largest in terms of single-country allocation (about one-third of assets at the peak). Investments in the United Kingdom, France, Germany, Italy and the Netherlands made up nearly all of the rest and, therefore, the majority of the portfolio. Late in the period, we reduced our Japanese holdings and moved more money into Europe, a reflection of our view that Europe offers the better opportunity for gain, at least over the near term.

Peter Lamaison

Ian King

Fund Facts

 Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2000                                                                  $12.83
Oct. 31, 1999                                                                   $13.45
Decrease                                                                        $ 0.62

Distributions -- Nov. 1, 1999 - April 30, 2000
From income                                                                    $  0.82
From capital gains                                                             $  1.52
Total distributions                                                            $  2.34
Total return*                                                                  +11.66%**

 Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2000                                                                  $12.73
Oct. 31, 1999                                                                   $13.32
Decrease                                                                        $ 0.59

Distributions -- Nov. 1, 1999 - April 30, 2000
From income                                                                    $  0.72
From capital gains                                                             $  1.52
Total distributions                                                            $  2.24
Total return*                                                                  +11.26%**

 Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2000                                                                  $12.84
Oct. 31, 1999                                                                   $13.46
Decrease                                                                        $ 0.62

Distributions -- Nov. 1, 1999 - April 30, 2000
From income                                                                    $  0.84
From capital gains                                                             $  1.52
Total distributions                                                            $  2.36
Total return*                                                                  +11.79%**

 *Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                                 Percent                     Value
                                              (of net assets)        (as of April 30, 2000)

Ericsson (LM) Cl B (Sweden)                         4.44%                $72,921,588
Glaxo Wellcome ADR (United Kingdom)                 4.32                  70,890,679
Nokia (Finland)                                     3.30                  54,182,561
Vodafone AirTouch (United Kingdom)                  3.11                  51,112,466
Nippon Telegraph & Telephone (Japan)                2.37                  39,010,694
Cap Gemini (France)                                 2.35                  38,624,721
EMI Group ADR (United Kingdom)                      2.20                  36,071,722
Tesco (United Kingdom)                              2.16                  35,417,685
COLT Telecom Group (United Kingdom)                 2.09                  34,264,449
Fortis (Netherlands)                                1.96                  32,159,824

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."

The 10 holdings listed here
make up 28.30% of net assets

(icon of) pie chart

Financial Statements

Statement of assets and liabilities
AXP International Fund, Inc.

April 30, 2000 (Unaudited)

 Assets
Investments in securities, at value (Note 1)
   (identified cost $1,467,846,528)                                      $1,667,227,008
Cash in bank on demand deposit                                                  524,784
Dividends and accrued interest receivable                                     4,791,628
Receivable for investment securities sold                                       221,951
U.S. governement securities held as collateral (Note 6)                       2,078,002
                                                                              ---------
Total assets                                                              1,674,843,373

 Liabilities
Payable for investment securities purchased                                   1,694,129
Unrealized depreciation on foreign  currency  contracts  held,  at value
 (Notes 1 and 4)                                                                  1,723
Payable upon return of securities loaned (Note 6)                            30,078,002
Accrued  investment  management services fee                                     32,980
Accrued  distribution  fee                                                       20,289
Accrued  service fee                                                                356
Accrued  transfer  agency fee                                                     8,533
Accrued  administrative  services fee                                             2,128
Other accrued expenses                                                          446,358
                                                                                -------
Total liabilities                                                            32,284,498
                                                                             ----------
Net assets applicable to outstanding capital stock                       $1,642,558,875
                                                                         ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                 $     1,283,036
Additional paid-in capital                                                1,202,228,309
Net operating loss                                                           (3,684,572)
Accumulated net realized gain (loss)                                        243,545,766
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies (Note 4)
                                                                            199,186,336
                                                                            -----------
Total -- representing net assets applicable to outstanding capital stock $1,642,558,875
                                                                         ==============
Net assets applicable to outstanding shares:   Class A                   $1,020,463,580
                                               Class B                   $  491,633,315
                                               Class Y                   $  130,461,980
Net asset value per share of outstanding capital stock:
                                               Class A shares 79,521,996 $        12.83
                                               Class B shares 38,623,963 $        12.73
                                               Class Y shares 10,157,597 $        12.84

See accompanying notes to financial statements.

Statement  of operations
AXP International Fund, Inc.
Six months ended April 30, 2000 (Unaudited)

 Investment income
Income:
Dividends                                                                $    6,414,821
Interest                                                                      3,039,053
   Less foreign taxes withheld                                                 (817,061)
                                                                               --------
Total income                                                                  8,636,813
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                            6,269,338
Distribution fee
   Class A                                                                    1,288,311
   Class B                                                                    2,429,516
Transfer agency fee                                                           1,324,890
Incremental transfer agency fee
   Class A                                                                       89,791
   Class B                                                                       77,965
Service fee-- Class Y                                                            61,384
Administrative services fees and expenses                                       397,073
Compensation of board members                                                     5,324
Custodian fees                                                                  249,748
Printing and Postage                                                             54,930
Registration fees                                                                38,032
Audit fees                                                                       18,750
Other                                                                             3,227
                                                                                  -----
Total expenses                                                               12,308,279
   Earnings credits on cash balances (Note 2)                                   (40,504)
                                                                                -------
Total net expenses                                                           12,267,775
                                                                             ----------
Investment income (loss) -- net                                              (3,630,962)
 Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                           244,620,291
   Foreign currency transactions                                             (1,072,356)
                                                                             ----------
Net realized gain (loss) on investments                                     243,547,935
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies              (78,197,813)
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       165,350,122
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $161,719,160
                                                                           ============

See accompanying notes to financial statements.

Statements  of changes  in net assets
AXP International Fund, Inc.
                                                          April 30, 2000      Oct. 31, 1999
                                                         Six months ended      Year ended
                                                           (Unaudited)

 Operations and distributions
Investment income (loss)-- net                           $  (3,630,962)  $       723,368
Net realized gain (loss) on investments                    243,547,935       226,747,186
Net change in unrealized appreciation (depreciation) on
 investments  and on translation of assets and liabilities
 in foreign currencies                                     (78,197,813)       97,514,834
                                                           -----------        ----------
Net  increase  (decrease)  in net assets  resulting  from
 operations                                                161,719,160       324,985,388
                                                           -----------       -----------
Distributions to shareholders from:
   Net investment income
      Class A                                               (9,411,486)       (4,224,494)
      Class B                                               (1,261,416)               --
      Class Y                                               (1,209,798)         (437,217)
   Net realized gain
      Class A                                             (146,309,147)       (9,585,811)
      Class B                                              (69,000,877)       (4,617,397)
      Class Y                                              (16,679,776)         (868,738)
                                                           -----------          --------
Total distributions                                       (243,872,500)      (19,733,657)
                                                          ------------       -----------

 Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                 246,675,105       316,274,382
   Class B shares                                           76,916,495        60,748,247
   Class Y shares                                           78,797,308        64,974,350
Reinvestment of distributions at net asset value
   Class A shares                                          150,525,587        13,429,933
   Class B shares                                           69,538,729         4,582,019
   Class Y shares                                           17,889,574         1,305,955
Payments for redemptions
   Class A shares                                         (226,772,667)     (418,453,982)
   Class B shares (Note 2)                                 (47,518,427)     (114,659,970)
   Class Y shares                                          (59,499,352)      (55,836,440)
                                                           -----------       -----------
Increase (decrease) in net assets from capital share
transactions                                               306,552,352      (127,635,506)
                                                           -----------      ------------
Total increase (decrease) in net assets                    224,399,012       177,616,225
Net assets at beginning of period                        1,418,159,863     1,240,543,638
                                                         -------------     -------------
Net assets at end of period                             $1,642,558,875    $1,418,159,863
                                                        ==============    ==============
Undistributed net investment income                     $   (3,684,572)   $   11,829,090

See accompanying notes to financial statements.

Notes to Financial Statements

AXP International Fund, Inc.
(Unaudited as to April 30, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks and securities convertible into common stocks of foreign issuers.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or AXP INTERNATIONAL FUNDapproximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP International Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $220,631 for the six months April 30, 2000.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

Under a separate  Transfer Agency  Agreement,  American
Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19

o  Class B $20

o  Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,290,907 for Class A and $131,051 for Class B for the six months ended April 30, 2000.

During the six months ended April 30, 2000, the Fund's custodian and transfer agency fees were reduced by $40,504 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $934,170,670 and $1,019,298,270, respectively, for the six months ended April 30, 2000. Realized gains and losses are determined on an identified cost basis.

4. FOREIGN CURRENCY CONTRACTS
As of April 30, 2000, the Fund has a foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date   Currency to     Currency to        Unrealized      Unrealized
                be delivered    be received       appreciation    depreciation

May 2, 2000     1,120,518        1,230,662            $--            $1,723
               U.S. Dollar   European Monetary Unit
Total                                                 $--            $1,723

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:


                                            Six months ended April 30, 2000
                                         Class A       Class B        Class Y
Sold                                   18,012,406     5,654,755      5,722,914
Issued for reinvested distributions    10,955,436     5,092,217      1,302,955
Redeemed                              (16,424,716)   (3,457,114)    (4,305,848)
Net increase (decrease)                12,543,126     7,289,858      2,720,021

                                               Year ended Oct. 31, 1999
                                         Class A       Class B        Class Y
Sold                                   26,210,723     5,068,772      5,365,187
Issued for reinvested distributions     1,167,717       399,757        113,551
Redeemed                              (34,668,112)   (9,524,703)    (4,600,126)
Net increase (decrease)                (7,289,672)   (4,056,174)       878,612

6. LENDING OF PORTFOLIO SECURITIES
As of April 30, 2000, securities valued at $28,801,059 were on loan to brokers. For collateral, the Fund received $28,000,000 in cash and U.S. government securities valued at $2,078,002. Income from securities lending amounted to $454,566 for the six months ended April 30, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2000.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Oct. 31,

Per share income and capital changesa

                                                                      Class A

                                                     2000b     1999      1998      1997      1996

Net asset value, beginning of period                $13.45    $10.70    $10.57    $10.65    $9.97

Income from investment operations:

Net investment income (loss)                          (.01)      .03       .03       .08      .09

Net gains (losses) (both realized and unrealized)     1.73      2.91       .54       .53      .88

Total from investment operations                      1.72      2.94       .57       .61      .97

Less distributions:

Dividends from net investment income                  (.14)     (.06)     (.11)     (.17)    (.15)

Excess distributions from net investment income         --        --      (.01)       --       --

Distributions from realized gains                    (2.20)     (.13)     (.32)     (.52)    (.14)

Total distributions                                  (2.34)     (.19)     (.44)     (.69)    (.29)

Net asset value, end of period                      $12.83    $13.45    $10.70    $10.57   $10.65

 Ratios/supplemental data

Net assets, end of period (in millions)             $1,020      $901      $794      $858     $916

Ratio of expenses to average daily net assetsc       1.28%e    1.30%     1.26%     1.18%    1.31%

Ratio of net investment income (loss) to average
 daily net assets                                    (.23%)e    .27%      .52%      .86%     .95%
Portfolio turnover rate
 (excluding short-term securities)                     61%      100%       92%       87%      62%

Total returnd                                       11.66%    27.81%     5.54%     5.90%    9.89%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended April 30, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Total return does not reflect payment of a sales charge.
e Adjusted to an annual basis.


Fiscal period ended Oct. 31,
 Per share income and capital changesa

                                                              Class B                         Class Y

                                                2000b  1999  1998   1997    1996    2000b  1999   1998   1997   1996

Net asset value, beginning  of period          $13.32 $10.62 $10.50 $10.58  $9.92  $13.46 $10.70 $10.59 $10.67  $9.98

Income from investment operations:

Net investment income (loss)                     (.06)  (.04)   .03    .07    .03      --    .05    .04    .08    .10

Net gains (losses)(both realized and unrealized) 1.71   2.87    .44    .46    .87    1.74   2.91    .52    .55    .90

Total from investment operations                 1.65   2.83    .47    .53    .90    1.74   2.96    .56    .63   1.00

Less distributions:

Dividends from net  investment income            (.04)    --   (.02)  (.09)  (.10)   (.16)  (.07)  (.12)  (.19)  (.17)

Excess distributions from net  investment income   --     --   (.01)    --     --      --     --   (.01)    --     --

Distributions from  realized gains              (2.20)  (.13)  (.32)  (.52)  (.14)  (2.20)  (.13)  (.32)  (.52)  (.14)

Total distributions                             (2.24)  (.13)  (.35)  (.61)  (.24)  (2.36)  (.20)  (.45)  (.71)  (.31)

Net asset value, end  of period                $12.73 $13.32 $10.62 $10.50 $10.58  $12.84 $13.46 $10.70 $10.59 $10.67

 Ratios/supplemental data

Net assets, end of period  (in millions)         $492   $417   $376   $396   $404    $130   $100    $70    $76    $77

Ratio of expenses to average  daily net assetsc 2.05%e 2.07%  2.02%  1.95%  2.07%   1.12%e 1.18%  1.18%  1.06%  1.13%

Ratio of net investment
 income (loss) to average  daily net assets     (.99%)e(.49%) (.23%)  .12%   .15%   (.03%)e .41%   .61%  1.03%  1.13%

Portfolio turnover rate
(excluding short-term securities)                 61%   100%    92%    87%    62%     61%   100%    92%    87%    62%

Total returnd                                  11.26% 26.85%  4.71%  5.09%  9.07%  11.79% 27.91%  5.59%  6.03% 10.11%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended April 30, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Total return does not reflect payment of a sales charge.
e Adjusted to an annual basis.

Investments  in Securities

AXP International Fund, Inc.
April 30, 2000 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (86.2%)(c)
Issuer                                                      Shares           Value(a)

 Australia (1.9%)

Media (0.6%)
News                                                         830,566        $10,547,008

Metals (1.3%)
Broken Hill Proprietary                                      978,000         10,531,144
WMC                                                        2,267,000          9,412,324
Total                                                                        19,943,468

 Brazil (1.2%)

Banks and savings & loans (0.5%)
Uniao de Bancos Brasileiros GRD                              320,006          7,980,150

Utilities -- telephone (0.7%)
Embratel Participacoes ADR                                   498,389         11,213,753

 Canada (2.9%)

Communications equipment & services (1.8%)
Nortel Networks                                              249,800         28,289,850

Energy (0.5%)
Petro-Canada                                                 484,242          8,159,545

Multi-industry conglomerates (0.6%)
Bombardier Cl B                                              393,322(e)      10,572,172

 Finland (5.1%)

Communications equipment & services
Nokia                                                        944,536         54,182,561
Sonera                                                       552,470         30,386,154
Total 84,568,715

 France (6.2%)

Banks and savings & loans (1.0%)
Banque Natl de Paris                                         205,238         16,587,128

Computers & office equipment (2.4%)
Cap Gemini                                                   196,698         38,624,721

Energy (1.7%)
Total Petroleum Cl B                                         187,821         28,497,853

Industrial equipment & services (0.7%)
Castorama Dubois                                              54,420         11,873,573

Metals (0.4%)
Usinor                                                       492,871          6,474,597

 Germany (3.4%)

Banks and savings & loans (1.4%)
Deutsche Bank                                                341,782         22,961,765

Computers & office equipment (1.4%)
SAP                                                           41,160         24,209,806

Miscellaneous (0.6%)
Epcos                                                         64,746(b)       9,111,619

 Hong Kong (1.8%)

Communications equipment & services (0.9%)
China Telecom                                              1,948,000(b)      14,067,555

Multi-industry conglomerates (0.9%)
Hutchison Whampoa                                          1,079,000         15,722,603

 Italy (2.9%)

Banks and savings & loans (1.3%)
Instituto Bancario San Paolo di Torino                     1,513,070         21,183,192

Utilities -- telephone (1.6%)
Telecom Italia Mobile                                      2,826,212(e)      26,977,748

 Japan (24.9%)

Automotive & related (0.9%)
Toyota Motor                                                 302,000         15,016,806

Chemicals (0.8%)
Asahi Chemical Inds                                        2,292,000         13,200,833

Computers & office equipment (3.9%)
Canon                                                        490,000         22,414,001
Fujitsu                                                      897,000         25,416,176
Hitachi Software Engineering                                 153,000         15,654,891
Total                                                                        63,485,068

Electronics (5.0%)
Alps Electric                                                507,000          6,455,160
Hitachi                                                    1,233,000         14,728,182
Kyocera                                                       86,000         14,389,740
Matsushita Communication                                      90,000         14,117,320
Industrial Nintendo                                          102,000         17,000,787
Rohm                                                          47,800         16,022,594
Total                                                                        82,713,783

Financial services (0.9%)
Nikko Securities                                           1,300,000         15,347,933

Furniture & appliances (1.2%)
Matsushita Electric Industrial                               760,000         20,126,858

Health care (0.2%)
Sankyo                                                       150,000          3,305,709

Industrial equipment & services (1.4%)
Amada                                                      2,598,000         23,671,763

Media (1.9%)
Sony                                                         272,000         31,256,262

Metals (0.7%)
Nippon Steel                                               5,375,000         12,094,310

Multi-industry conglomerates (0.8%)
Secom                                                        160,000         13,422,844

Retail (1.0%)
FamilyMart                                                   428,000         15,694,060

Textiles & apparel (0.8%)
Asahi Glass                                                1,421,000         12,473,800

Utilities -- telephone (5.4%)
Nippon Telegraph & Telephone                                   3,144         39,010,694
Nippon Television Network                                     17,840         13,331,062
NTT Data                                                       1,041         13,880,643
NTT Mobile Communication Network                                 650         21,727,857
Total                                                                        87,950,256

 Korea (0.4%)

Metals
Pohang Iron & Steel ADR                                      313,495          6,583,395

 Mexico (0.9%)

Beverages & tobacco (0.5%)
Fomento Economico Mexicano ADR                               198,200          8,175,750

Utilities -- telephone (0.4%)
Telefonos de Mexico ADR Cl L                                 124,616          7,328,979

 Netherlands (3.4%)

Insurance (2.0%)
Fortis                                                     1,278,939         32,159,824

Miscellaneous (1.4%)
United Pan-Europe Communications                             630,456(b)      22,943,097

 Singapore (0.8%)

Banks and savings & loans
Overseas Union Bank                                        2,805,665         12,824,018

 South Korea (0.6%)

Electronics
Samsung Electronics                                           38,000         10,272,584

 Spain (1.5%)

Energy
Repsol-YPF                                                 1,213,168         24,815,048

 Sweden (4.4%)

Communications equipment & services
Ericsson (LM) Cl B                                           820,162         72,921,588

 Turkey (1.2%)

Banks and savings & loans
Garanti Banking                                          597,949,338(b)      10,072,744
Yapi Kredit Finance                                      280,670,000          8,951,107
Total 19,023,851

 United Kingdom (22.7%)

Aerospace & defense (1.1%)
British Aerospace                                          3,000,520         18,403,370

Communications equipment & services (1.8%)
Marconi                                                    2,305,784         28,769,132

Health care (6.2%)
Glaxo Wellcome ADR                                         2,298,794         70,890,679
SmithKline Beecham                                         2,203,520         30,134,457
Total                                                                       101,025,136

Insurance (1.6%)
Prudential                                                 1,695,311         26,021,415

Leisure time & entertainment (2.2%)
EMI Group ADR                                              3,767,794         36,071,722

Retail (2.7%)
Next                                                       1,181,658          9,243,415
Tesco                                                     10,388,945         35,417,685
Total                                                                        44,661,100

Utilities -- gas (1.9%)
BG Group                                                   5,341,435         31,846,472

Utilities -- telephone (5.2%)
COLT Telecom Group                                           806,558(b)      34,264,449
Vodafone AirTouch                                         11,149,026         51,112,466
Total                                                                        85,376,915

Total common stocks
(Cost: $1,217,101,167)                                                   $1,416,550,502

Short-term securities (15.3%)
Issuer                                     Annualized        Amount            Value(a)
                                         yield on date      payable at
                                          of purchase       maturity

U.S. government notes (9.3%)
Federal Home Loan Bank Disc Nts
   05-19-00                                    5.89%     $22,300,000        $22,223,222
   05-24-00                                    5.85       11,000,000         10,951,300
   05-26-00                                    5.85        7,000,000          6,965,531
   05-31-00                                    5.91        7,000,000          6,962,270
   06-21-00                                    6.04       28,400,000         28,132,848
Federal Home Loan Mtge Corp Disc Nts
   05-19-00                                    5.91        3,100,000          3,089,349
   05-23-00                                    5.99        2,300,000          2,290,464
Federal Natl Mtge Assn Disc Nts
   05-16-00                                    5.90       23,700,000         23,630,261
   06-20-00                                    6.01       20,700,000         20,518,368
   06-29-00                                    6.07        3,100,000          3,066,579
   07-13-00                                    6.26       25,000,000         24,673,833
Total                                                                       152,504,025

Commercial paper (6.0%)
Bayer
   05-01-00                                    6.06        2,000,000(d)       1,998,990
Bell Atlantic Finance Services
   06-23-00                                    6.16        9,000,000          8,914,599
CAFCO
   06-20-00                                    6.14          700,000(d)         693,641
Cargill Global Funding
   05-08-00                                    5.86        3,200,000          3,194,693
Corporate Receivables
   07-11-00                                    6.30        5,000,000(d)       4,935,661
Delaware Funding
   06-21-00                                    6.13        5,400,000(d)       5,349,204
Deutsche Bank Financial
   07-06-00                                    6.19        7,200,000          7,113,612
Exxon Asset Management
   05-10-00                                    5.98       29,400,000(d)      29,341,494
Ford Motor Credit
   06-02-00                                    6.08        8,700,000          8,647,236
GMAC
   06-28-00                                    6.15        4,800,000          4,749,085
Heinz (HJ)
   06-14-00                                    6.14        5,400,000          5,357,065
Motorola
   06-12-00                                    6.13        9,000,000          8,931,600
Paccar Financial
   05-31-00                                    6.24        4,500,000          4,474,425
Procter & Gamble
   06-08-00                                    6.12        1,300,000          1,290,745
SBC Communications
   06-08-00                                    6.07        2,600,000(d)       2,582,145
Sheffield Receivables
   05-15-00                                    6.07          600,000(d)         598,286
Total                                                                        98,172,481

Total short-term securities
(Cost: $250,745,361)                                                       $250,676,506

Total invesments in securities
(Cost: $1,467,846,528)(f)                                                $1,667,227,008


 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 6 to the financial statements.

(f) At April 30, 2000, the cost of securities for federal income tax purposes was approximately $1,467,847,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                               $294,637,000
Unrealized depreciation                                (95,257,000)
                                                       -----------
Net unrealized appreciation                           $199,380,000

American
   Express(R)
 Funds

AXP International Fund
200 AXP Financial Center
Minneapolis, MN  55474


Ticker Symbol
Class A: INIFX    Class B: IWWGX    Class Y: IDIYX

                                                                PRSRT STD AUTO
                                                                 U.S. POSTAGE
                                                                    PAID
                                                                  AMERICAN
                                                                  EXPRESS


Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc.
and is not a broker-dealer.

                                                                  AMERICAN
                                                                   EXPRESS

                                                                S-6340 P (6/00)